The PNC Financial Services Group, Inc. First Quarter 2015 Earnings Conference Call April 15, 2015 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.
The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations.
Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-
looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pre-tax provision earnings, tangible book value, and taxable equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
References to our corporate website are to www.pnc.com under “About Us–Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

1Q15 Highlights
1Q15 financial
summary
Net income
Diluted EPS from
net income
Return on average
assets
$1.0 billion $1.75 1.17%
(1) See Reconcilement section of the Appendix. (2) Estimated as of March 31, 2015. For 1Q15, the resulting fully phased-in Basel III common equity Tier 1 capital ratio was calculated based on standardized approach RWAs and rules. See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common Equity Tier 1 Capital Ratios slides and related information in the Appendix for further details. (3) Repurchased under our 2014 capital plan authorization of up to $1.5 billion of common stock for four quarter period 2Q14 through
1Q15. (4) Through 2Q16, ability to purchase full amount is subject to factors such as market and general economic conditions, economic capital and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, issuances related to employee benefit plans and the potential impact on credit ratings.
Solid first quarter
–
Grew average loans, deposits and securities
–
Revenue impacted by seasonal trends
–
Well-managed expenses: declined 7% linked quarter
–
Credit quality improved modestly
Progress on strategic priorities
–
Fee income grew 7% vs 1Q14
(1)
Strong capital position
–
Pro forma fully phased-in Basel III common equity Tier 1 capital ratio of 9.9%
(2)
–
Capital actions
Increased quarterly common stock dividend by 6% to $0.51 for 2Q15
Repurchased 4.4 million common shares for $0.4 billion in 1Q15
(3)
Plan to repurchase up to $2.875 billion of common stock over the five quarter period starting in 2Q15
(4)

Higher Commercial Loans, Deposits and Liquidity
Investment securities increased
$3.0 billion due to higher
reinvestment activity
Total loans increased $2.3 billion
– Total Commercial grew $2.9
billion
– Total Consumer declined $0.6
billion
Interest–earning deposits with
banks increased $2.7 billion
Total deposits grew $3.7 billion
Highlights (Avg. Balances)
Category (billions)
1Q15 4Q14 1Q14
Investment securities $57.2 5% (2%)
Total commercial lending $129.3 2% 9%
Total consumer lending $75.9 (1%) (3%)
Total loans $205.2 1% 4%
Interest-earning deposits with
banks $30.4 10% 150%
Total assets $348.1 2% 9%
Total deposits $233.1 2% 7%
Total equity $46.0 0% 4%
Average Balances
Linked Quarter:
Prior Year Quarter:
Total loans grew $8.6 billion
Non-strategic loans declined
$1.7 billion impacting both
Commercial and Consumer
lending
Interest-earning deposits with
banks grew $18.2 billion
Total deposits increased $14.7
billion
% change from:

Common shares outstanding down
3 million
Repurchased 4.4 million common
shares for approximately $400
million during the quarter
Fully phased-in Basel III
standardized RWAs increased $5.7
billion
Strong Capital Position
(1) See Note A in the Appendix for additional details. (2) March 31, 2015 ratio estimated. (3) See Estimated Transitional Basel III and Pro forma Fully Phased-In Basel III Common
Equity Tier 1 Capital Ratios slides and related information in the Appendix for further details. (4) Calculated on a pro forma basis without the benefit of the Basel III phase-in provisions. For 1Q15, 4Q14 and 1Q14, the pro forma fully phased-in Basel III common equity Tier 1 ratios were calculated based on standardized approach RWAs and rules. (5) See
Appendix for additional information related to tangible book value per common share.
Highlights
Risk-weighted assets (RWAs):
Mar. 31,
2015
Dec. 31,
2014
Mar. 31,
2014
Estimated fully phased-in Basel III
standardized approach RWAs
(1)
$304,464 $298,786 $293,310
Pro forma fully phased-In Basel III
common equity Tier 1
(4)
9.9% 10.0% 9.7%
Linked Quarter:
Prior Year Quarter:
Pro forma fully phased-in Basel
III common equity Tier I capital
ratio increased 20 bps
Tangible book value per
common share grew 9%
(5)
Mar. 31,
2015
Dec. 31,
2014
Mar. 31,
2014
Book value per common share
$78.99 $77.61 $73.73
Tangible book value per common share
(5)
$61.21 $59.88 $56.33
Common shares outstanding (millions) 520 523 534
Capital ratio:
(2,3)
(millions)

Revenue declined primarily due to
higher gains on asset dispositions in
4Q14 and seasonality
Noninterest expense decrease was
driven by specific elevated expenses
in 4Q14 and continued expense
management
Provision for credit losses stable
Results As Expected
Highlights
(1) (2),(3) See Notes B, C and D, respectively, in the Appendix for additional details. (4) See Reconcilement section of the Appendix.
Linked Quarter: (millions)
1Q15 4Q14 1Q14
Net interest income $2,072 (1%) (6%)
Noninterest income 1,659 (10%) 5%
Total revenue 3,731 (5%) (1%)
Noninterest expense 2,349 (7%) 4%
Pretax pre-provision
earnings
(1,4)
1,382 (2%) (9%)
Provision 54 4% (43%)
Pretax earnings
(2)
$1,328 (2%) (6%)
Net income $1,004 (5%) (5%)
Net income attributable to
diluted common shares
$926 (6%) (6%)
Prior Year Quarter:
Revenue decreased as a result of
lower NII partially offset by strong
noninterest income growth
Noninterest expense increase
reflects investments in technology
and business infrastructure and
higher benefits costs
% change from:
1Q15 4Q14 1Q14
Returns
ROAA
(3)
1.17% 1.23% 1.35%
ROACE
(3)
9.32% 9.67% 10.36%

Average interest-earning assets
increased 9%
NII decreased 6% as Core NII was
primarily impacted by lower loan
yields and liquidity-related actions
PAA lower as scheduled accretion
declined
NIM down mostly due to:
Average interest-earning assets
grew 3%
Core NII
(3)
and NII were relatively
stable and impacted approximately
$30 million by two fewer days in the
quarter
Stable NII
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries) (PAA). See also Note E in the Appendix. (2) Core NIM is net interest margin (NIM) less (annualized PAA/average interest-earning assets). (3) See Reconcilement section of the Appendix.
Core NII
(1)
$1,944 ($27) ($88)
Plus purchase accounting
accretion (PAA)
128 2 (35)
Total NII $2,072 (25) (123)
1Q15 4Q14 1Q14
Margins
Net interest margin (NIM)
2.82% 2.89% 3.26%
Core NIM
(2,3)
2.65% 2.72% 3.02%
Highlights
Linked Quarter:
1Q15 4Q14 1Q14
Average interest-earning
assets (billions)
$301.7 $7.8 $25.9
(millions)
Prior Year Quarter:
$ change from:
– Balance sheet management
activities; increased liquidity
– Lower loan yields
– Lower PAA

Fee income declined 4%
(2)
due to
seasonality
Residential mortgage grew 21%
and benefited from higher net
hedging gains on RMSR
Asset management stable
Other income declined largely
due to higher gains on asset
dispositions in 4Q14
Noninterest income grew 5%
Fee income increased 7%
(2)
Strong growth across all fee
income categories
Revenue Reflects Seasonal Factors
Highlights
(1) Asset management includes the Asset Management Group (AMG) and BlackRock. (2) See Reconcilement section of the Appendix. (3) Total other noninterest income includes net gains (losses) on sales of securities, net-other-than-temporary impairments and other income (including gains on asset dispositions).
Linked Quarter:
(millions)
1Q15 4Q14 1Q14
Asset management
(1)
$376 $- $12
Consumer services
311 (10) 21
Corporate services
344 (53) 43
Residential mortgage
164 29 3
Service charges on deposits
153 (27) 6
Fee income
(2)
1,348 (61) 85
Total other noninterest
income
(3)
311 (130) (8)
Total noninterest income
$1,659 ($191) $77
1Q15 4Q14 1Q14
Noninterest income to total
revenue
44% 47% 42%
Prior Year Quarter:
$ change from:

Solid progress towards 2015 CIP
(2)
target of $400 million
Disciplined Expense Management While Investing for
Growth
Noninterest expense decline of 7%
reflects specific elevated expenses
which occurred in 4Q14 as well as
continued disciplined expense
management
Personnel expense declined due to
lower incentive compensation and
was partially offset by higher
benefits costs
Highlights
Linked Quarter:
(1) See Note F in the Appendix. (2) CIP refers to PNC’s Continuous Improvement Program.
(millions)
1Q15 4Q14 1Q14
Personnel
$1,157 ($13) $77
Occupancy
216 - (2)
Equipment
222 (12) 21
Marketing
62 (5) 10
Other
692 (160) (21)
Total noninterest expense
$2,349 ($190) $85
1Q15 4Q14 1Q14
Efficiency ratio
(1)
63% 64% 60%
Prior Year Quarter:
Noninterest expense increased 4%
mostly due to investments in
technology and business
infrastructure and higher benefits
costs
$ change from:

Overall credit quality
improved
1Q15 4Q14 1Q14 4Q14 1Q14
Nonperforming
loans
(1,2)
$2,405 $2,510 $2,947 (4%) (18%)
Total Past Due
(1,3)
$1,750 $1,946 $2,226 (10%) (21%)
Commercial Lending $1 ($1) $31 NM (97%)
Consumer Lending 102 119 155 (14%) (34%)
Total Net Charge-offs
$103 $118 $186 (13%) (45%)
Provision $54 $52 $94 4% (43%)
1Q15 4Q14 1Q14
Loan loss reserves to
total loans
(4)
1.61% 1.63% 1.78%
Credit Quality Improved Modestly
Highlights
(millions)
Overall credit quality
improved modestly
– Overall delinquencies
declined
– Net charge-offs
decreased and were
.20% of average
loans
(5)
– Provision for credit
losses stable
Maintained appropriate
reserves
% change from:
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Does not include purchased impaired loans or loans held for sale.
(2) Does not include foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. Past due loans in this category totaled $1.2 billion in 1Q15. (4) See Note G in the Appendix for additional details. (5) Net charge-offs to average loans for 1Q15 (annualized).
Linked Quarter:
Prior Year Quarter:

Balance sheet	Loans	Modest growth
Income statement	Net interest income	Stable
	Fee income[2]	Up low-single digits
	Noninterest expense	Up low-single digits
	Loan loss provision	$50-$100 million

PNC

Outlook
(1)
– 2Q15 vs. 1Q15
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. (2) Fee income refers to noninterest income in the following categories: asset management, consumer services, corporate services, residential mortgage, and service charges on deposits.

Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
– Changes in interest rates and valuations in debt, equity and other financial markets.
– Disruptions in the liquidity and other functioning of U.S. and global financial markets.
– The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
– Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
– Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
– Slowing or reversal of the current U.S. economic expansion.
– Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
– Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
• Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.2 percent in 2015, boosted by lower oil/energy prices, and that short-term interest rates and bond yields will rise only slowly in the latter half of 2015. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’
Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
– Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall
Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
– Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
– Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
– Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
– Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2014 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal
Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.

Notes
Explanatory Notes
(A) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(G) The allowance for loan and lease losses includes impairment reserves attributable to purchased impaired loans.
(E) PNC believes that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-based activities.
(C) Pretax earnings is income before income taxes and noncontrolling interests.
(F) Efficiency ratio calculated as noninterest expense divided by total revenue.
(B) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.
(D) ROAA is Return on Average Assets and ROACE is Return on Average Common Shareholders' Equity.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
As a result of the staggered effective dates of the final U.S. Basel III regulatory capital rules (Basel III rules), as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches,
PNC’s regulatory risk-based capital ratios in 2015 will be calculated using the standardized approach for determining risk-weighted assets, and the definitions of, and deductions from, regulatory capital under the
Basel III rules (as such definitions and deductions are phased-in for 2015). We refer to the capital ratios calculated using the phased-in Basel III provisions in effect for 2015 and the standardized approach risk-
weighted assets as the 2015 Transitional Basel III ratios. Under the standardized approach for determining credit risk-weighted assets, exposures are generally assigned a predefined risk weight. Exposures to high volatility commercial real estate, past due exposures, equity exposures and securitization exposures are generally subject to higher risk weights than other types of exposures.
We provide information on the next slide regarding PNC’s estimated 2015 and 2014 Transitional Basel
III common equity Tier 1 ratios and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. Under the Basel III rules adopted by the U.S. banking agencies, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital (subject to a phase-in schedule) to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted common equity Tier 1 capital. Also, Basel III regulatory capital includes (subject to a phase-in schedule)
accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans.
PNC's regulatory risk-based capital ratios in 2014 were based on the definitions of, and deductions from, regulatory capital under the Basel III rules (as such definitions and deductions were phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the
Basel III rules). We refer to the 2014 capital ratios calculated using these phased-in Basel III provisions and Basel I risk-weighted assets as the 2014 Transitional Basel III ratios.

Estimated Transitional Basel III and Pro forma Fully Phased-
In Basel III Common Equity Tier 1 Capital Ratios
  2015 Transitional Basel III         2014 Transitional Basel III   Pro forma Fully Phased-In Basel III
Dollars in millions
Mar. 31, 2015 Dec. 31, 2014 Mar. 31, 2014 Mar. 31, 2015 Dec. 31, 2014 Mar. 31, 2014
Common stock, related surplus, and retained earnings, net of treasury stock
$40,374 $40,103 $38,722 $40,374 $40,103 $38,722
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities (9,013)                                 (8,939)                 (8,932)              (9,251)           (9,276)             (9,291)
Basel III total threshold deductions (418)                                    (212)                    (214)                 (1,046)           (1,081)             (1,186)
Accumulated other comprehensive income (a) 115 40 82 288 201 410
All other adjustments (107) (63) (16) (150) (121) (106)
Estimated Basel III Common equity Tier 1 capital 30,951 $                              30,929 $             29,642 $           30,215 $        29,826 $         28,549 $
Estimated Basel I risk-weighted assets calculated in accordance with transition rules (b)
N/A 284,018 $            273,826 $         N/A N/A N/A
Estimated Basel III standardized approach risk-weighted assets (c) 296,764 $                            N/A N/A 304,464 $      298,786 $        293,310 $
Estimated Basel III advanced approaches risk-weighted assets (d) N/A N/A N/A
286,954 $
285,870 $        289,441 $
Estimated Basel III Common equity Tier 1 capital ratio
10.4% 10.9% 10.8% 9.9% 10.0% 9.7%
Risk-weight and associated rules utilized
Standardized (with 2015
transition adjustments)
Basel I (with 2014
transition
adjustments)
Basel I (with
2014 transition
adjustments)
Standardized Standardized Standardized
(a) Represents net adjustments related to accumulated other comprehensive income for securities currently and previously held as available for sale, as well as pension and other postretirement plans.
(b) Includes credit and market risk-weighted assets.
(c) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(d) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and, in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.

Tangible Book Value per Common Share
% Change
Tangible Book Value per Common Share Ratio
3/31/15 vs.
12/31/14
3/31/15 vs.
3/31/14
Dollars in millions, except per share data Mar. 31, 2015 Dec. 31, 2014 Mar. 31, 2014
Book value per common share 78.99 $         77.61 $          73.73 $         2% 7%
Tangible book value per common share
Common shareholders' equity 41,077 $       40,605 $        39,378 $
Goodwill and Other Intangible Assets (a) (9,566)          (9,595)           (9,621)
Deferred tax liabilities on Goodwill and Other Intangible Assets 317              320               331
Tangible common shareholders' equity 31,828 $       31,330 $        30,088 $
Period-end common shares outstanding (in millions) 520              523               534
Tangible book value per common share (Non-GAAP)
61.21 $         59.88 $          56.33 $
2% 9%
Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.
(a) Excludes the impact from mortgage servicing rights of $1.3 billion at March 31, 2015, $1.4 billion at December
31, 2014, and $1.6 billion at March 31, 2014.

Non-GAAP to GAAP Reconcilement
For the three months ended
$ in millions
Mar. 31, 2015 Dec. 31, 2014
% Change
Mar. 31, 2014
% Change
Asset management $376 $376
0%
$364
3%
Consumer services $311 $321
-3%
$290
7%
Corporate services $344 $397
-13%
$301
14%
Residential mortgage $164 $135
21%
$161
2%
Service charges on deposits $153 $180
-15%
$147
4%
Total fee income $1,348 $1,409
-4%
$1,263
7%
Net gains (losses) on sales of securities $42 $0 $10
Net other-than-temporary impairments ($1) ($7) ($2)
Other $270 $448 $311
   Total noninterest income, as reported $1,659 $1,850
-10%
$1,582
5%
For the three months ended
$ in millions
Mar. 31, 2015 Dec. 31, 2014 % Change Mar. 31, 2014 % Change
   Net interest income $2,072 $2,097 -1% $2,195 -6%
   Noninterest income $1,659 $1,850 -10% $1,582 5%
Total revenue $3,731 $3,947 -5% $3,777 -1%
Noninterest expense ($2,349) ($2,539) -7% ($2,264) 4%
Pretax pre-provision earnings (1) $1,382 $1,408 -2% $1,513 -9%
Net income $1,004 $1,057 -5% $1,060 -5%
(1) PNC believes that pretax, pre-provision earnings, a non-GAAP financial measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.

Non-GAAP to GAAP Reconcilement
For the three months ended
$ in millions
Mar. 31, 2015 Mar. 31, 2014 % change
Asset management $376 $364
Consumer services $311 $290
Corporate services $344 $301
Residential mortgage $164 $161
Service charges on deposits $153 $147
Total fee income $1,348 $1,263
Net gains (losses) on sales of securities $42 $10
Net other-than-temporary impairments ($1) ($2)
Other $270 $311
   Total noninterest income, as reported $1,659 $1,582 5%
Corporate services $344 $301 14%
Less commercial facility fees in corporate services ($32) $0 as a result of reclassification (1)
$312 $301 4%
      facility fees reclassification
   Corporate services, adjusted for commercial
(1) Beginning in 2Q14, certain commercial facility fees were classified from net interest income to noninterest income.

Non-GAAP to GAAP Reconcilement
$ in millions
Mar. 31,
2015
Dec. 31,
2014
Sept. 30,
2014
Jun. 30,
2014
Mar. 31,
2014
Net interest margin, as reported 2.82% 2.89% 2.98% 3.12% 3.26%
Purchase accounting accretion (1) $128 $126 $147 $147 $163
Purchase accounting accretion, if annualized $519 $500 $583 $590 $661
Avg. interest earning assets $301,673 $293,905 $284,951 $278,369 $275,778
Annualized purchase accounting accretion/Avg. interest-earning assets 0.17% 0.17% 0.20% 0.20% 0.24%
Core net interest margin (2) 2.65% 2.72% 2.78% 2.92% 3.02%
   For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus excess cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP financial measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-
earning assets.
For the three months ended
$ in millions Mar. 31, 2015 Dec. 31, 2014 % Change Mar. 31, 2014 % Change
Net Interest Income
Core net interest income (a) $1,944 $1,971 -1% $2,032 -4%
Total purchase accounting accretion
Scheduled accretion net of contractual interest 95 94 1% 134 -29%
Excess cash recoveries 33 32 3% 29 14%
Total purchase accounting accretion 128 126 2% 163 -21%
Total net interest income $2,072 $2,097 -1% $2,195 -6%
(a) We believe that core net interest income, a non-GAAP financial measure, is useful in evaluating the performance of our interest-
based activities.